ALPS VARIABLE INVESTMENT TRUST

ALPS/RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO

 (the “Red Rocks Portfolio”)

SUPPLEMENT DATED AUGUST 3, 2015

TO THE PROSPECTUS DATED APRIL 30, 2015,

AS SUPPLEMENTED

The first and second paragraphs under the sub-section “Investment Subadviser – Red Rocks Portfolio” under the “Management” section in the Red Rocks Portfolio’s Prospectus is hereby deleted and replaced in its entirety with the following:

The Adviser has delegated daily management of Red Rocks Portfolio assets to the Sub-Adviser, who is paid by the Adviser and not the Red Rocks Portfolio. The Sub-Adviser is engaged to manage the investments of the Red Rocks Portfolio in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser is responsible, subject to the supervision and control of the Adviser and the Board of Trustees, for the purchase, retention and sale of investments in the portion of the Red Rocks Portfolio’s investment portfolio under its management.  The Adviser pays the Sub-Adviser an annual subadvisory management fee of 0.57% on average daily net assets from $0 to $200,000,000, 0.52% on average daily net assets from $200,000,000 up to $500,000,000, or 0.47% on average daily net assets over $500,000,000 of the Red Rocks Portfolio. The Adviser pays the subadvisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement.  The subadvisory management fee is paid on a monthly basis.  The Portfolio is not responsible for the payment of this subadvisory management fee.

The Sub-Adviser is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. The Sub-Adviser also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Red Rocks Portfolio, and their respective weightings within the Red Rocks Portfolio, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year). The Sub-Adviser is located at 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.

On July 31, 2015, the Sub-Adviser was acquired by the Adviser.  Located in Denver, Colorado, the Adviser is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”).  ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc., a publicly traded company on the New York Stock Exchange.

Please retain this supplement for future reference.